UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2014

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 31, 2014, Reven Housing REIT, Inc. (“Company”), through a wholly-owned subsidiary, Reven Housing Texas, LLC (“Buyer”), closed on the acquisition of 18 single family homes located in the Houston, Texas metropolitan area, pursuant to that certain Single Family Homes Real Estate Purchase and Sale Agreement dated October 4, 2013, as amended on October 30, 2013 and as further amended on December 23, 2013 (the “Houston 18 Agreement”) between Buyer and Red Door Housing, LLC, a Texas limited liability company (“Red Door”), and WFI Funding, Inc., a Texas corporation (together with Red Door, the “Houston 18 Sellers”). The Houston 18 Sellers are not affiliated with the Company.

On February 4, 2014, the Company filed a Current Report on Form 8-K (the “Initial Report”) and on February 7, 2014 filed an Amended Current Report on Form 8-K/A with regard to the acquisition of the Houston 18 Homes. On April 14, 2014, the Company filed an Amended Current Report on Form 8-K/A (the “Amendment No. 2”) for the sole purpose of filing the financial statements and pro forma financial information with respect to the Houston 18 Homes required by Item 9.01 of Form 8-K. This Amendment No. 3 is being filed in order to provide in the correct format the financial statements and pro forma financial information with respect to the Houston 18 Homes required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report and replaces the information provided previously in the Amendment No. 2.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted with this Current Report on Form 8-K/A and are filed herewith:

Houston 18 Homes

Report of Independent Auditors

Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2013

Notes to Statement of Revenues Over Certain Operating Expenses for the year ended December 31, 2013

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted with this Current Report on Form 8-K/A and is filed herewith:

Reven Housing REIT, Inc.

Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2013

Notes to Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2013

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013

Notes to Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013

(d) Exhibits

23.1 Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

Reven Housing REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Houston 18 Homes for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Houston 18 Homes for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Other Matters

As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A), and is not intended to be a complete presentation of the revenues and expenses of Houston 18 Homes. Our opinion is not modified with respect to this matter.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California

May 11, 2015

HOUSTON 18 HOMES

STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

Year
Ended
December 31,
2013

Rental income, net	$175,570

Operating expenses:
Property operating and maintenance	13,559
Real estate taxes	27,085

Total operating expenses	40,644

Revenues over certain operating expenses	$134,926

See accompanying notes to statements of revenues over certain operating expenses.

HOUSTON 18 HOMES

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2013

1. DESCRIPTION OF REAL ESTATE PROPERTY

On January 31, 2014, Reven Housing REIT, Inc. (“Company”), through a wholly-owned subsidiary, closed on the acquisition of 18 single family homes located in the Houston, Texas metropolitan area, pursuant to that certain Single Family Homes Real Estate Purchase and Sale Agreement dated October 4, 2013, as amended on October 30, 2013 and as further amended on December 23, 2013 (the “Houston 18 Agreement”) with Red Door Housing, LLC, a Texas limited liability company (“Red Door”), and WFI Funding, Inc., a Texas corporation (together with Red Door, the “Houston 18 Sellers”). The Houston 18 Sellers are not affiliated with the Company.

The contract purchase price for the 18 acquired properties was $1,560,836, exclusive of closing costs. The Company funded 100% of the purchase with cash.

  Reven Housing REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of single family homes located throughout the United States.

2. BASIS OF PRESENTATION

The accompanying audited statement of revenues over certain operating expenses for the year ended December 31, 2013 has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

Houston 18 Homes is not a legal entity and the accompanying statement of revenues over certain operating expenses are not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded on the basis that they may not be comparable to the revenues and expenses Reven Housing REIT expects to incur in the future operations of Houston 18 Homes. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Houston 18 Homes.

  An audited statement of revenues over certain operating expenses for the year ended December 31, 2013 is being presented for the most recent fiscal year available instead of the two most recent years based on the following factors: (i) Houston 18 Homes was acquired from an unaffiliated party and (ii) based on due diligence of Houston 18 Homes by Reven Housing REIT, management is not aware of any material factors relating to Houston 18 Homes that would cause this financial information not to be indicative of future operating results.

HOUSTON 18 HOMES

NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2013

3.       SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Houston 18 Homes leases single family homes under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

4.     COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, Houston 18 Homes may become party to legal proceedings that arise in the ordinary course of its business. The Company is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.

5.      SUBSEQUENT EVENTS

Reven Housing REIT evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on May 11, 2015.

REVEN HOUSING REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

` The following unaudited pro forma financial statements and accompanying notes should be read in conjunction with the consolidated balance sheet of Reven Housing REIT, Inc. (“Reven Housing REIT” or the “Company”) as of December 31, 2013, the related consolidated statements of operations, changes in stockholders' (deficit) equity, and cash flows for the year ended December 31, 2013, and the notes thereto. The consolidated financial statements of the Company as of and for the year ended December 31, 2013 have been included in the Company’s prior filings with the SEC. In addition, this unaudited pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Houston 18 Homes, which are included herein.

The following unaudited pro forma balance sheet as of December 31, 2013 has been prepared to give effect to the acquisition of Houston 18 Homes as if the acquisition occurred on December 31, 2013.

The following unaudited pro forma statement of operations for the year ended December 31, 2013 has been prepared to give effect to the acquisition of Houston 18 Homes acquired as if this acquisition occurred on January 1, 2013.

On November 5, 2014, the Company effected a 1-for-20 reverse stock split of the issued common stock. All applicable share data, per share amounts and related information in the following pro forma information have been adjusted retroactively to give effect to the 1-for-20 reverse stock split.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Houston 18 Homes been consummated as of the dates indicated.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

As of December 31, 2013

	Reven Housing	Houston 18 Acquisition
	REIT, Inc.	Pro Forma	Pro Forma
	Historical (a)	Adjustments (b)	Total

ASSETS
Investment in real estate, net	$12,125,420	$1,549,353 (c)	$13,674,773
Cash	2,134,510	(1,565,533)	568,977
Rents and other receivables	10,053	-	10,053
Escrow deposits and prepaid expenses	151,128	-	151,128
Lease origination costs, net	75,038	11,483 (c)	86,521
Deferred stock issuance costs	35,000	-	35,000

Total Assets	$14,531,149	$(4,697)	$14,526,452

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses	$347,179	$-	$347,179
Security deposits	156,985	18,810	175,795

Total Liabilities	504,164	18,810	522,974

Stockholders' Equity
Common stock	4,393	-	4,393
Additional paid-in capital	16,036,648	-	16,036,648
Accumulated deficit	(2,014,056)	(23,507)	(2,037,563)
Total Stockholders' Equity	14,026,985	(23,507)	14,003,478

Total Liabilities and Stockholders' Equity	$14,531,149	$(4,697)	$14,526,452

See accompanying notes to unaudited pro forma balance sheet.

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

as of December 31, 2013

a)	Historical financial information was derived from Reven Housing REIT’s annual report on Form 10-K/A as of December 31, 2013, filed on April 17, 2015, as adjusted retroactively to give effect to the 1-for-20 reverse stock split that occurred on November 5, 2014.

b)	Represents the acquisition of Houston 18 Homes. The purchase price of Houston 18 Homes was $1,560,836 plus closing and acquisition costs of $23,507. The purchase price was funded entirely by cash held by Reven Housing REIT.

c)	Reven Housing REIT recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

	Reven Housing	Pro Forma
	REIT	Adjustments		Pro Forma
	Historical (a)	Houston 18		Total

Rental income, net	$342,243	$175,570	(b)	$517,813

Operating expenses:
Rental expenses	136,679	40,644	(c)	189,613
		12,290	(d)
General and administrative	366,071	-		366,071
Legal and accounting	195,156	-		195,156
Real estate acquisition costs	279,965	23,507	(e)	303,472
Interest expense	77,004	-		77,004
Amortization of discount on notes payable	563,253	-		563,253
Depreciation and amortization	96,812	56,200	(f)	153,012

Total operating expenses	1,714,940	132,641		1,847,581

Net loss	$(1,372,697)	$42,929		$(1,329,768)

Net loss per share, basic and diluted	$(1.03)			$(0.99)

Weighted average number of common
shares outstanding	1,336,614			1,336,614

See accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

a)	Historical financial information derived from Reven Housing REIT’s annual report on Form 10-K/A for the year ended December 31, 2013 filed on April 17, 2015.

b)	Represents net rental income from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013, based on historical operations of the previous owner.

c)	Represents operating expenses (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013, based on historical operations of the previous owner.

d)	Represents property management costs based on 7% of rental income (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013, based on management's estimates of what would have been incurred had the asset been acquired on January 1, 2013.

e)	Represents acquisition and closing costs relating to the purchase of the real estate had it occurred on January 1, 2013.

f)	Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013 as if the acquisition had occurred on January 1, 2013. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: May 11, 2015	/s/ Thad L. Meyer
Thad L. Meyer,
Chief Financial Officer